Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 1,312	$ 1,503
Debt issue costs - Revolving Facility	5,289	5,101
Refundable deposit - 777 PMPA	9,785	9,413
Subscription Rights	0	3,114
Other	533	2,485
Total other long-term assets	$ 16,919	$ 21,616